Exhibit 10.28

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “Amendment”), dated as of November 27, 2017 (the “Execution Date”), is entered into by and between WLC THREE VI, L.L.C., a Delaware limited liability company (“Landlord”), and ALDEYRA THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H

WHEREAS, Landlord and Tenant are parties that certain Lease Agreement, dated as of September 20, 2017 (the “Original Lease”), pursuant to which Tenant leases certain premises comprised of 6,924 rentable square feet of space on the third (3rd) floor in the building known and numbered as 131 Hartwell Avenue, Lexington, Massachusetts (the “Building”), comprised of (i) 3,736 rentable square feet (the “Phase I Premises”), and (ii) 3,188 rentable square feet (the “Phase II Premises”) (collectively, the “Original Premises”), as more fully set forth in the Original Lease; and

WHEREAS, Landlord and Tenant wish to enter into this Amendment to (i) expand the Premises to include 2,427 rentable square feet of space on the third (3rd) floor of the Building in the location indicated on Exhibit A to this Amendment (the “Phase III Premises”), and (ii) amend certain other terms and conditions of the Original Lease.

NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.    Recitals; Capitalized Terms. All of the recitals set forth above are incorporated herein and hereby made an integral part of this Amendment. All capitalized terms not otherwise modified or defined herein shall have the same meanings as are ascribed to them in the Lease. All references in the Lease to the “Lease” or “this Lease” or “the Lease” or “herein” or “hereunder” or similar terms or to any section thereof shall mean the Original Lease, or such section thereof, as amended by this Amendment.

2.    Demise of Phase III Premises. Landlord hereby agrees to lease to Tenant, and Tenant hereby agrees to lease from Landlord, the Phase III Premises for a period commencing on the date that Landlord delivers the Phase III Premises to Tenant with Landlord’s Work Substantially Complete (the “Phase III Commencement Date”) and continuing through December 31, 2020, unless the Term of the Lease is earlier terminated or extended in accordance with the terms of the Lease. Except as otherwise provided in this Amendment, Tenant’s lease of the Phase III Premises shall be on all of the terms and conditions of the Original Lease as amended herein. Except for Landlord’s Work, the Phase III Premises are being leased to Tenant in their present condition, AS IS, WITHOUT REPRESENTATION OR WARRANTY by Landlord. From and after the Phase III Commencement Date, all references in the Lease to the term “Premises” shall be deemed to refer to the Phase I Premises, Phase II Premises, and the Phase III Premises collectively.

3.    Landlord’s Work.

(a)    Landlord’s Work (as defined in Section 8 of the Original Lease) is hereby amended to include the interior finish and other tenant improvements to be performed in the Phase III Premises. The schematic plan and specifications set forth in Exhibit D of the Original Lease are hereby deleted and replaced with the plan and specifications attached hereto as Exhibit B. Without limiting the generality of the foregoing, the interior finish and other tenant improvements shown in such plan for the Original Premises and the Phase III Premises shall constitute Landlord’s Work, subject to any further iteration of such improvements and finishes set forth in the Approved Plans derived from such Exhibit.

(b)    The Estimated Substantial Completion Date of Landlord’s Work, as defined in Section 8H of the Original Lease is hereby amended to be February 1, 2018.

(c)    The parties agree that Tenant will pay to Landlord, as Additional Rent under the Lease, an amount equal to $46,300.45 in reimbursement of a portion of the costs and expenses incurred by Landlord for Landlord’s Work (“Tenant’s Contribution”). Tenant shall pay half of Tenant’s Contribution to Landlord prior to Landlord’s commencement of Landlord’s Work and shall pay the balance of Tenant’s Contribution no later than fifteen (15) days after the date of Substantial Completion of Landlord’s Work.

4.    Base Rent. Commencing on the Phase III Commencement Date and thereafter throughout the Term of the Lease, Tenant shall pay Base Rent with respect to the entire Premises in the amounts and on the schedule set forth in the following table, which hereby replaces the table set forth in Section 1 of the Original Lease:

Period	Annual Base Rent (Based on 12 months)		Monthly Base Rent		Per RSF
October 1, 2017 – November 30, 2017	$87,796.00	*	$7,316.33	*	$23.50	*
December 1, 2017 – the day immediately prior to the Phase III Commencement Date	$162,714.00	^	$13,559.50	^	$23.50	^
Phase III Commencement Date – January 31, 2019	$219,748.50		$18,312.38		$23.50
February 1, 2019 – January 31, 2020	$229,099.50		$19,091.63		$24.50
February 1, 2020 – December 31, 2020	$238,450.50		$19,870.88		$25.50

* Notwithstanding the foregoing Base Rent schedule or any contrary provision of this Lease, but subject to the terms of Section 3.5, Tenant shall not be obligated to pay any Base Rent otherwise attributable to the Phase I Premises during the period commencing as of the Phase I Commencement Date and ending on the date immediately preceding the Phase I Rent Commencement Date.

^ Notwithstanding the foregoing Base Rent schedule or any contrary provision of this Lease, but subject to the terms of Section 3.5, Tenant shall not be obligated to pay any Base Rent otherwise attributable to the Phase II Premises during the period commencing as of the Phase II Commencement Date and ending on the date immediately preceding the Phase II Rent Commencement Date.

5.    Operating Expenses and Taxes. Effective as of the Phase III Commencement Date, the following terms as used in the Lease shall have the following meanings:

Rentable Area of the Premises: shall mean 9,351 rentable square feet, as reasonably adjusted from time to time due to a change in the physical size of the Premises.

Tenant’s Pro Rata Share: shall mean 11.88%, which is a fraction, the numerator of which shall mean the Rentable Area of the Premises and the denominator of which shall mean the Rentable Area of the Building, as reasonably adjusted from time to time due to a change in the physical size of the Premises or the Building.

6.    Security Deposit. The Security Deposit required under the Lease is hereby increased to equal $54,937.14. Tenant shall pay to Landlord the increased amount of $14,258.64 to Landlord simultaneously with the execution and delivery of this Amendment to Landlord. In addition, the last sentence of Section 4 of the Lease is hereby deleted and replaced with the following sentence:

Notwithstanding anything to the contrary contained herein, provided and on condition that Tenant is not then in default under the terms of this Lease, Landlord shall, within thirty (30) days after the written request of Tenant delivered after January 1, 2019, return a $18,312.38 portion of the Security Deposit so that the remainder of such Security Deposit shall be $36,624.76.

7.    Parking. The Parking Spaces allocated to Tenant under Section 29 of the Lease is hereby amended to be thirty-one (31) spaces.

8.    Brokers. Landlord and Tenant each represent and warrant to the other that neither of them has employed or dealt with any broker, agent or finder other than CB Richard Ellis-N.E. Partners, Limited Partnership (representing Landlord exclusively) and Cushman & Wakefield (representing Tenant exclusively) (the “Brokers”) and that, other than the Brokers, no broker is entitled to any compensation or charges in connection with this Amendment or the transaction contemplated hereby. Tenant covenants and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commission or charges claimed by any broker, agent or finder who dealt with Tenant, other than the Brokers. Landlord covenants and agrees to defend, with counsel approved by Tenant, indemnify and save Tenant harmless from and against any and all cost, expense or liability for any compensation, commission or charges claimed by any broker, agent or finder who dealt with Landlord, including the Brokers. Landlord will pay any commission due to the Brokers hereunder pursuant to its separate agreement with the Brokers hereunder.

9.    Ratification. Except as expressly modified by this Amendment, the Original Lease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the provisions of the Lease regarding assignment and subletting.

10.    Governing Law; Interpretation and Partial Invalidity. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term of this Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Amendment shall be valid and enforceable to the fullest extent permitted by law. The titles for the paragraphs are for convenience only and are not to be considered in construing this Amendment. This Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter. No delay or omission on the part of either party to this Amendment in requiring performance by the other party or exercising any right hereunder shall operate as a waiver of any provision hereof or any rights hereunder, and no waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall be construed as a bar to or waiver of such performance or right on any future occasion.

11.    Binding Agreement. This document shall become effective and binding only upon the execution and delivery of this Amendment by both Landlord and Tenant.

12.    Counterparts and Authority. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Landlord and Tenant each warrant to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment.

[Remainder of page intentionally left blank; Signatures on next page]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed as of the date set forth above.

LANDLORD:

WLC THREE VI, L.L.C.,
a Delaware limited liability company

By:	WLC Equity VI, L.L.C.,
a Delaware limited liability company,
its Sole Member

	By:	WLC-G Holdings VI, L.L.C.,
a Delaware limited liability company,
its Sole Member

		By:	WLC Investors VI, L.L.C.,
a Delaware limited liability company,
its Member

			By:	Walton REIT Holdings B-VI, L.L.C.,
a Delaware limited liability company,
its Sole Member

				By:	Walton REIT B-VI, L.L.C.,
a Delaware limited liability company,
its Managing Member

					By:	Walton Street Real Estate Fund VI-Q, L.P.,
a Delaware limited partnership,
its Managing Member

						By:	Walton Street Managers VI, L.P.,
a Delaware limited partnership,
its General Partner

							By:	WSC Managers VI, Inc.,
a Delaware corporation,
its General Partner

								By:	/s/ Laura Weidaw
								Name:	Laura Weidaw
								Title:	VP
Hereunto duly authorized

[COUNTERPART SIGNATURE PAGE TO FIRST AMENDMENT BY AND BETWEEN

WLC THREE VI, L.L.C., AS LANDLORD, AND ALDEYRA THERAPEUTICS, INC., AS TENANT]

TENANT:

ALDEYRA THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Stephen J. Tulipano
Name:	Stephen J. Tulipano
Title:	CFO

[COUNTERPART SIGNATURE PAGE TO FIRST AMENDMENT BY AND BETWEEN

WLC THREE VI, L.L.C., AS LANDLORD, AND ALDEYRA THERAPEUTICS, INC., AS TENANT]

Exhibit A

PLAN OF PHASE III PREMISES

LEASE EXHIBIT

OTHER TENANT
OTHER TENANT
PHASE III
2,427 RSF
PHASE II
3,188 RSF
PHASE I
3,736 RSF
W
M

ALDEYRA THERAPEUTICS

(yellow)	PHASE III	2,427 RSF
(teal)	PHASE II	3,188 RSF
(purple)	PHASE I	3,736 RSF

11/9/17

LEXINGTON CROSSING
131 HARTWELL AVE, 3RD FLOOR

GRIFFITH PROPERTIES

Design-Science
ARCHITECTURE - SPACE PLANNING
INTERIOR DESIGN
DesignScienceInc.com 978-369-6565

Exhibit B

SPACE PLAN OF LANDLORD’S WORK

LEASE EXHIBIT

OTHER
TENANT
OTHER
TENANT
W
M

ALDEYRA THERAPEUTICS

"SCHEME 5"

11/9/17

LEXINGTON CROSSING
131 HARTWELL AVE, 3RD FLOOR

GRIFFITH
PROPERTIES

OTHER TENANT

Design-Science
ARCHITECTURE - SPACE PLANNING
INTERIOR DESIGN
DesignScienceInc.com 978-369-6565